                                                                   EXHIBIT 4.2.1

       WAIVER OF RIGHT OF FIRST OFFER AND AMENDMENT NO.1 TO SECOND AMENDED
                    AND RESTATED INVESTORS' RIGHTS AGREEMENT

         WHEREAS, the undersigned In-Q-Tel, Inc., a Delaware corporation ("IQT") and Nanosys, Inc., a Delaware corporation (the "Company"), have entered into a certain Development Agreement(the "DA"), dated as of September 4, 2003, in connection with which, among other things, the Company will issue to IQT and In-Q-Tel Employee Fund (an affiliated entity of IQT and also undersigned hereto, collectively the "Joining Parties") Warrants (the "Warrants") to purchase an aggregate of up to 723,085 shares of the Company's Series C Preferred Stock, $0.001 par value per share (the "Shares");

         WHEREAS, the parties hereto desire the Joining Parties to have certain registration rights, rights of first offer and information rights pursuant to that certain Second Amended and Restated Investors' Rights Agreement, dated as of April 10, 2003, by and among the Company and the other parties named therein, as the same may be amended and/or restated from time to time (the "Rights Agreement"), and that the Joining Parties be added to the Rights Agreement as parties thereto for the purpose of granting such registration rights, rights of first offer and information rights; and

         WHEREAS, the parties hereto desire to waive any rights of first offer under Section 3 of the Rights Agreement that such parties may have in connection with the issuance of the Warrant; and

         WHEREAS, Section 4.2 of the Rights Agreement allows the amendment or waiver of such Rights Agreement or any provision therein with the written consent of the Company and the holders of at least a majority of the Registrable Securities, as defined therein, outstanding (the "Majority Holders").

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby mutually acknowledged by the parties hereto, the parties hereby agree as follows:

         1. The Company and the requisite Majority Holders hereby: (i) consent to the sale and issuance of the Warrants and the Shares (and all shares issuable directly or indirectly upon conversion or exercise thereof); and (ii) hereby waive their rights of first offer to purchase their pro-rata portion of the Warrants and the Shares (and all shares issuable directly or indirectly upon conversion or exercise thereof) pursuant to Section 3 of the Rights Agreement.

         2. The Company and the requisite Majority Holders hereby waive any prior notice periods contained in the Rights Agreement that may pertain to this Agreement.

         3. The Company and the requisite Majority Holders hereby consent to the amendment of the Rights Agreement, and hereby amend the Rights Agreement, to add the Joining Parties as Investors under the Rights Agreement with all the rights and obligations (except as otherwise set forth in this Agreement) of Investors, and that the shares of Common Stock issuable upon conversion of the Shares underlying the Warrant shall be deemed to be Registrable Securities as defined in the Rights Agreement.

         4. Notwithstanding anything to the contrary in this Agreement, each of the Joining Parties shall not: (i) be entitled to initiate or participate under
Section 2 of the Rights Agreement in any registration of the Company's securities until after the conversion or exercise of such Joining Party's Warrant; (ii) have or be deemed to have any rights of first offer pursuant to
Section 3 of the Rights Agreement until after the exercise or conversion of such Joining Party's Warrant; (iii) have or be deemed to have any rights to materials or information of the Company, rights to access to the Company's books, records or properties or any other rights pursuant to Sections 1.1(e) or 1.3 of the Rights Agreement; or (iv) have or be deemed to have the right to take part in the initiation of a demand registration pursuant to Section 2.2 of the Rights Agreement as "Initiating Holders" but shall be entitled after the conversion or exercise of such Joining Party's Warrant to otherwise participate as a "Holder" in a demand registration initiated under Section 2.2 by Investors other than the Joining Parties. Prior to the date of any exercise or conversion of a Joining Party's Warrant, and notwithstanding anything to the contrary herein or in the Rights Agreement, such Joining Party shall for purposes of Sections 1.1(a), (b),
(c) and (d) of the Rights Agreement be deemed to hold the number of shares of Series C Preferred Stock for which such Warrant is exercisable or may become exercisable, provided that such Joining Party shall not be deemed to have any of the other rights set forth in the Rights Agreement outside of Sections 1.1(a),
(b), (c) and (d) except as set forth in this Agreement.

         5. Notwithstanding anything to the contrary in this Agreement, this Agreement shall terminate, and the Joining Parties, along with any transferees of the Warrants, the Shares or the Common Stock underlying the Shares, shall no longer be or be deemed to be Investors or holders of Registrable Securities under the Rights Agreement if any of the following events occur: (i) the Warrant terminates, or (ii) the Company does not receive an aggregate of at least $2,000,000 from IQT pursuant to the DA by the 300th day following the date of this Agreement.

         6. The Joining Parties hereby agree to be bound by the terms and conditions of the Rights Agreement as set forth in this Agreement, provided that, if a Joining Party transfers their Warrant, the Shares or the shares of Common Stock issuable upon conversion of the Shares, such Joining Party shall not be deemed to transfer (pursuant to Section 4.1 of the Rights Agreement or otherwise) or possess any rights set forth in the Rights Agreement other than the rights such Joining Party possesses pursuant to this Agreement, and no transferee shall possess or be deemed to possess any rights under the Rights Agreement other than the rights of such Joining Party hereunder. In addition to the requirements for transfer set forth in Section 4.1 of the Rights Agreement, no transfer of any Warrant, the Shares or the Common Stock underlying the Shares to any transferee shall become effective until such transferee agrees in writing to be bound by the terms and conditions of this Agreement as if such transferee were a Joining Party hereunder by executing and delivering to the Company an Agreement to be Bound, substantially in the form attached hereto as Attachment A.

         7. Except as set forth herein, this Agreement shall be governed by the provisions of Section 4 of the Rights Agreement, and shall be deemed to be a part of the Rights Agreement.

         8. This Agreement may be executed in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of September 4, 2003.

                                 JOINING PARTIES:

                                 IN-Q-TEL, INC.

                                 By: /s/ Michael D. Griffin
                                     -------------------------------------------
                                 Name:
                                       -----------------------------------------
                                 Title: President, Chief Operating Officer

                                 IN-Q-TEL EMPLOYEE FUND

                                 By: /s/ Michael D. Griffin
                                     -------------------------------------------
                                 Name:
                                 Title: President, Chief Operating Officer

                                 COMPANY:

                                 NANOSYS, INC.

                                 By: /s/ Lawrence A. Bock
                                     -------------------------------------------
                                 Name:
                                       -----------------------------------------
                                 Title: President, Chief Executive Officer

     [Signature Page to Waiver and Amendment to Investors' Rights Agreement]

                                           MAJORITY HOLDERS:

                                           /s/ Alan Chow
                                           -------------------------------------
                                           Alan Chow C/F Harrison Chow UGMA CA

                                           /s/ Alan Chow
                                           -------------------------------------
                                           Alan Chow C/F Stephanie Chow UGMA CA

                                           /s/ Alan Chow
                                           -------------------------------------
                                           Alan Chow C/F Tiffany Chow UGMA CA

     [Signature Page to Waiver and Amendment to Investors' Rights Agreement]

                                    MAJORITY HOLDERS:

                                    ARCH VENTURE FUND V, L.P.

                                    By: ARCH Venture Partners V, L.P.
                                    Its: General Partner

                                          By: ARCH Venture Partners V, L.L.C.
                                          Its: General Partner

                                    By: /s/ Clint Bybee
                                        ----------------------------------------
                                        Managing Director

                                    ARCH V ENTREPRENEURS FUND, L.P.

                                    By: ARCH Venture Partners V, L.P.
                                    Its: General Partner

                                           By: ARCH Venture Partners V, L.L.C.
                                           Its: General Partner

                                    By: /s/ Clint Bybee
                                        ----------------------------------------
                                        Managing Director

     [Signature Page to Waiver and Amendment to Investors' Rights Agreement]

                         MAJORITY HOLDERS:

                         ALEXANDRIA EQUITIES, LLC, a Delaware limited
                         Liability company

                         By: Alexandria Real Estate Equities, Inc., a Maryland
                             corporation, managing member

                             By: /s/ Joel S. Marcus
                                 ---------------------------------
                                 Joel S. Marcus, Chief Executive Officer

     [Signature Page to Waiver and Amendment to Investors' Rights Agreement]

                         MAJORITY HOLDERS:

                         /s/ Jennifer K. Lieber
                         -------------------------------------------------------
                         Jennifer K. Lieber as Trustee of the Lieber
                         Family Trust u/d/dtd December 13, 2001

     [Signature Page to Waiver and Amendment to Investors' Rights Agreement]

                         MAJORITY HOLDERS:

                         MCKENNA VENTURES, L.P.

                         BY: /s/ Regis McKenna
                             ---------------------------------------------------
                         TITLE:  General Partner

     [Signature Page to Waiver and Amendment to Investors' Rights Agreement]

                                MAJORITY HOLDERS:

                                CW VENTURES III, L.P.

                                By: /s/ Charles Hartman
                                    --------------------------------------------
                                    CW Partners IV, L.L.C.
                                    General Partner

                                CW VENTURES III - A CO-INVESTMENT
                                FUND, L.P.

                                By: /s/ Charles Hartman
                                    --------------------------------------------
                                    CW Partners IV, L.L.C.
                                    General Partner

                                J.P. MORGAN/CW VENTURES III
                                (NANOSYS), L.P.

                                By: /s/ Charles Hartman
                                    --------------------------------------------
                                    CW Partners IV, L.L.C.
                                    General Partner

     [Signature Page to Waiver and Amendment to Investors' Rights Agreement]

                                      MAJORITY HOLDERS:

                                      /s/ Robert M. Metcalfe
                                      ------------------------------------------
                                      Robert M. Metcalfe

     [Signature Page to Waiver and Amendment to Investors' Rights Agreement]

                                      MAJORITY HOLDERS:

                                      /s/ Charles Lieber
                                      ------------------------------------------
                                      Dr. Charles Lieber

     [Signature Page to Waiver and Amendment to Investors' Rights Agreement]

                                      MAJORITY HOLDERS:

                                      __________________________________________
                                      Jennifer C. Snyder & Carolyn K. Hwang, as
                                      Trustees of the Park Family Trust u/d/dtd
                                      November 21, 2001

     [Signature Page to Waiver and Amendment to Investors' Rights Agreement]

                                      MAJORITY HOLDERS:

                                      __________________________________________
                                      R. Randolph Scott

     [Signature Page to Waiver and Amendment to Investors' Rights Agreement]

                       MAJORITY HOLDERS:

                       POLARIS VENTURE PARTNERS III, L.P.

                       By: Polaris Venture Management Co. III, L.L.C.
                       Its: General Partner

                                 By: /s/ William E. Bilodeau
                                     -------------------------------------------
                                 William E. Bilodeau
                                 Attorney-in-fact

                       POLARIS VENTURE PARTNERS
                       ENTREPRENEURS' FUND III, L.P.

                       By: Polaris Venture Management Co. III, L.L.C.
                       Its: General Partner

                                 By: /s/ William E. Bilodeau
                                     -------------------------------------------
                                 William E. Bilodeau
                                 Attorney-in-fact

                       POLARIS VENTURE PARTNERS FOUNDERS'
                       FUND III, L.P.

                       By: Polaris Venture Management Co. III, L.L.C.
                       Its: General Partner

                                 By: /s/ William E. Bilodeau
                                     -------------------------------------------
                                 William E. Bilodeau
                                 Attorney-in-fact

     [Signature Page to Waiver and Amendment to Investors' Rights Agreement]

                               MAJORITY HOLDERS:

                               PROSPECT VENTURE PARTNERS II, L.P.

                               By:    Prospect Management Co. II, LLC
                               Its:   General Partner

                                      By: /s/ James Tananbaum
                                          --------------------------------------
                                      Name: James Tananbaum
                                      Title: Managing Member

                               PROSPECT ASSOCIATES II, L.P.

                               By: Prospect Management Co. II, LLC
                               Its: General Partner

                                      By: /s/ James Tanabaum
                                          --------------------------------------
                                      Name: James Tananbaum
                                      Title: Managing Member

     [Signature Page to Waiver and Amendment to Investors' Rights Agreement]

                               MAJORITY HOLDERS:

                               VENROCK ASSOCIATES

                               By: /s/ Bryan E. Roberts
                                   --------------------------------------------
                               Name: Bryan E. Roberts
                               Title: General Partner

                               VENROCK ASSOCIATES III, L.P.

                               By: Venrock Management III LLC
                                   Its: General Partner

                               By: /s/ Bryan E. Roberts
                                   ---------------------------------------------
                               Name: Bryan E. Roberts
                               Title: Member

                               VENROCK ENTREPRENEURS FUND III, L.P.

                               By: VEF Management III LLC
                                   Its: General Partner

                               By: /s/ Bryan E. Roberts
                                   --------------------------------------------
                               Name: Bryan E. Roberts
                               Title: Member

     [Signature Page to Waiver and Amendment to Investors' Rights Agreement]

                                     MAJORITY HOLDERS:

                                     ___________________________________________
                                     Karen L. Vergura

     [Signature Page to Waiver and Amendment to Investors' Rights Agreement]

                                     MAJORITY HOLDERS:

                                     WS INVESTMENT COMPANY, LLC (2002A)

                                     By: /s/ James Terranova
                                         ---------------------------------------
                                     Title: Manager

                                     WS INVESTMENT COMPANY, LLC (2003A)

                                     By: /s/ James Terranova
                                         --------------------------------------
                                     Title: Manager

                                     WS INVESTMENT COMPANY, LLC (2003C)

                                     By: /s/ James Terranova
                                         ---------------------------------------
                                     Title: Manager

                                     /s/ Michael J. O'Donnell
                                     -------------------------------------------
                                     Michael J. O'Donnell

     [Signature Page to Waiver and Amendment to Investors' Rights Agreement]

                                     MAJORITY HOLDERS:

                                     CDIB BIOSCIENCE VENTURES I, INC.

                                     By: /s/ Benny T. Hu
                                         ---------------------------------------
                                     Name: Benny T. Hu
                                     Title: Chairman

     [Signature Page to Waiver and Amendment to Investors' Rights Agreement]

                                     MAJORITY HOLDERS:

                                     CHINA DEVELOPMENT INDUSTRIAL BANK INC.

                                     By: _______________________________________
                                     Name: Dr. Tze-Kaing Yang
                                     Title: President

     [Signature Page to Waiver and Amendment to Investors' Rights Agreement]

                                     MAJORITY HOLDERS:

                                     QUANTA COMPUTER INC.

                                     By: _______________________________________

                                     Title: ____________________________________

     [Signature Page to Waiver and Amendment to Investors' Rights Agreement]

                                     MAJORITY HOLDERS:

                                     CHIAO TUNG BANK CO., LTD

                                     By: _______________________________________
                                     Name: Maria D.H. Lu
                                     Title: Sr. Vice President & General Manager

     [Signature Page to Waiver and Amendment to Investors' Rights Agreement]

                                     MAJORITY HOLDERS:

                                     HARRIS & HARRIS GROUP, INC.

                                     By: /s/ Mel Melsheimer
                                         ---------------------------------------
                                     Name: Mel Melsheimer
                                     Title: President

     [Signature Page to Waiver and Amendment to Investors' Rights Agreement]

                                    MAJORITY HOLDERS:

                                    SAIC VENTURE CAPITAL CORPORATION

                                    By:/s/ Gian Brown
                                       -----------------------------------------

                                    Name:
                                         ---------------------------------------
                                    Title: General Counsel

     [Signature Page to Waiver and Amendment to Investors' Rights Agreement]

                                     MAJORITY HOLDERS:

                                     LUX VENTURES I LLC

                                     By: LUX CAPITAL GROUP, LLC,
                                         Its Managing Member

                                         By: /s/ Josh Wolfe
                                             -----------------------------------
                                         Name: Josh Wolfe
                                         Title: Managing Partner

     [Signature Page to Waiver and Amendment to Investors' Rights Agreement]

                                     MAJORITY HOLDERS:

                                     INTEL CAPITAL CORPORATION

                                     By:
                                        ----------------------------------------
                                     Print Name:
                                                --------------------------------
                                     Title:
                                            ------------------------------------

                                     HEALTHCARE FOCUS FUND, L.P.

                                     By: ARCH Venture Partners V, L.P.
                                     Its: General Partner

                                     By: ARCH Venture Partners V, LLC
                                     Its: General Partner

                                     /s/ Clint Bybee
                                     -------------------------------------------
                                     Managing Director

     [Signature Page to Waiver and Amendment to Investors' Rights Agreement]

                                     MAJORITY HOLDERS:

                                     H.B. FULLER COMPANY

                                     By: /s/ John A. Feenan
                                         ---------------------------------------
                                         John A. Feenan, Sr. Vice President,
                                         Chief Financial Officer

     [Signature Page to Waiver and Amendment to Investors' Rights Agreement]

                                     MAJORITY HOLDERS:

                                     EASTMAN KODAK COMPANY

                                     By: /s/ Gary P. Van Graafeiland
                                         ---------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:Senior Vice President

     [Signature Page to Waiver and Amendment to Investors' Rights Agreement]

                                     MAJORITY HOLDERS:

                                     UOB HERMES ASIA TECHNOLOGY FUND

                                     By: /s/ Seah Kian Wee
                                         ---------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title: Deputy Managing Director
                                            UOB Venture Management Pte Ltd

                                     UOB VENTURE TECHNOLOGY INVESTMENTS LTD.

                                     By: /s/ Seah Kian Wee
                                         ---------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title: Deputy Managing Director
                                            UOB Venture Management Pte Ltd

     [Signature Page to Waiver and Amendment to Investors' Rights Agreement]

                                  ATTACHMENT A

                              AGREEMENT TO BE BOUND

         In connection with the transfer of the Warrant to purchase _________ shares of Series C Preferred Stock (the "Warrant") of Nanosys, Inc., a Delaware corporation (the "Company"), __________ shares of Series C Preferred Stock of the Company ("Preferred Shares"), and __________ shares of Common Stock of the Company ("Common Shares") to the undersigned from ___________________ (the "Transferor"), which Warrant, Preferred Shares and Common Shares are currently subject to certain voting restrictions pursuant to the Waiver of Right of First Offer and Amendment No.1 to Second Amended and Investors' Rights Agreement, dated as of August __, 2003 (the "Amendment"), by and among the Company and the Joining Parties, as defined in the Amendment attached hereto as Exhibit A, in consideration of the Company permitting such transfer of the Warrant, Preferred Shares and Common Shares to the undersigned, the undersigned hereby agrees by executing this Agreement To Be Bound to be bound by and comply with all of the provisions and obligations applicable to the Transferor contained in the Amendment as if the undersigned were the Joining Party thereunder.

Date:  _____________________, 20__

By: __________________________
Name: ________________________
Title: _________________________